Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Event

12.    Subsequent Event

During the first quarter of 2016, the Company raised net proceeds (net of commissions) of approximately $494,000 from the sale of 226,698 shares of the Company’s common stock in the open market through the November 2015 Controlled Equity Offering agreement with Cantor Fitzgerald at a weighted average price of $2.25 per share. As of February 18, 2016, the Company had up to $37.6 million of common stock available for sale under the Controlled Equity Offering program and $122.6 million of common stock available for sale under its shelf registration statement.